MERRILL LYNCH
GLOBAL
ALLOCATION
FUND, INC.



FUND LOGO



Semi-Annual Report

April 30, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.





Merrill Lynch
Global Allocation
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.


Summary of
Fund's Overall
Asset Mix
As of 4/30/00
                                                        Percent of Fund's Net Assets   Reference Portfolio
                                                          4/30/00        10/31/99          Percentages
North & South American Equities                             34.5%*         26.5%*              36.0%
European Equities                                            8.5            8.8                11.0
Pacific Basin Equities                                      15.2           16.9                13.0

Total Equities                                              58.2           52.2                60.0

US Dollar Denominated Fixed-Income Securities               23.5           29.5                24.0
   US Issuers                                               11.7           12.1                 --
   Non-US Issuers                                           11.8           17.4                 --
Non-US Dollar Denominated Fixed-Income Securities            5.0            5.4                16.0

Total Fixed-Income Securities                               28.5++         34.9++              40.0

Cash & Cash Equivalents                                     13.3           12.9                 --

 *Includes value of Financial Futures Contracts.
++Includes Preferred Stock.



Merrill Lynch Global Allocation Fund, Inc., April 30, 2000



DEAR SHAREHOLDER

For the six-month period ended April 30, 2000, Merrill Lynch Global
Allocation Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +5.73%, +5.17%, +5.11% and +5.53%, respectively, outperforming the Reference Portfolio's* return of +3.25% for the same six-month period. The Fund achieved its total returns by strongly outperforming the fixed-income components of its Reference Portfolio, and modestly lagging the performance of its equity components. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

*The unmanaged benchmark index is a weighted index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% Financial
 Times/Standard & Poor's--Actuaries World Index (Ex-US), 24% Merrill
 Lynch Government Index GA05, and 16% Salomon Brothers World
 Government Bond Index (Ex-US). Descriptions of these indexes can be found on pages 6 and 7 of this report to shareholders.

With 58.2% of Merrill Lynch Global Allocation Fund, Inc.'s net assets invested in equities, the Fund is more closely aligned with its Reference Portfolio weighting in equities (60%) than it has been in several years. The Fund is underweight in fixed-income securities with 28.5% of the Fund's net assets invested in bonds worldwide as compared to its Reference Portfolio's weighting of 40%. During the six-month period ended April 30, 2000, we decreased the Fund's fixed-income weighting in US dollar-denominated bonds and increased its exposure to the US equity markets. (For a complete breakdown, see the "Summary of Fund's Overall Asset Mix" table on page 1 of this report to shareholders.)

Financial markets were remarkably volatile during the period and were marked by sector divergences, extremes of sentiment and reversal of relative performance. The period began in the midst of a sustained worldwide rally in growth stocks, particularly technology, media and telecommunications (TMT) as well as biotechnology. Midway through the six-month period, these sectors experienced a buying climax and then began to tumble. A discernible rotation into previously out-of-favor value sector stocks began, and most equity market averages around the world fell well below their March highs by the end of April.


Equity Market Review
Throughout the six-month period ended April 30, 2000, global economic growth continued on its positive trend, as evidenced by strong production data across the Group of Seven Industrialized
Nations and rising employment figures. The US economy enjoyed exceptional strength and continued to benefit from a generally strong currency.

However, oil prices moved sharply higher, lending foundation to concerns about rising inflation. The continued growth of the US economy resulted in cautionary measures by the US Federal Reserve
Board. For example, the Federal Reserve Board increased interest rates because of concerns about economic overheating resulting from strong consumption and investment demand at a time of low unemployment. The 0.25% interest rate increase on March 21, 2000 marked the third such increase during the six-month period. European economies also grew as unemployment in Europe continued its declining trend and the European Central Bank revised its prediction for growth this year upward to 3%.

The trend of stronger economic growth did not extend to Japan, where the economy recorded two consecutive quarters of decline and unemployment hit a new record. It is unclear whether this economic weakness is a short-term consequence of economic restructuring or a sign that the economy remains dependent on continued government fiscal support. The euro and yen weakened against the US dollar during much of the period.

During the six-month period, the performance of many stocks diverged significantly. Technology stocks, especially those involved in telecommunications, wireless telephony, the Internet and biotechnology, enjoyed extraordinary gains. The advance included not only companies with leadership positions in growing industry segments, but also, in many cases, companies with little current revenue and little or no profitability. A number of profitless companies achieved market capitalizations of billions or even tens of billions of dollars. At the same time, an increasing number of stocks of well-established, profitable companies suffered significant declines.

So-called "old economy" stocks, even those with well-established profitable businesses serving critical economic needs, mostly languished or sold off. Through most of the first calendar quarter of 2000, the divergences in stock price performance between the growth and value styles of investment widened sharply. This divergence punished the performance of value investors and rewarded growth stock investors. Some investors in the growth stock rally sold attractively valued stocks to fund growth stock purchases. This selling drove the prices of a number of well-positioned companies to remarkably attractive levels. We used this opportunity to add to the Fund's US stock holdings in out-of-favor sectors such as energy, banking, insurance, real estate and food. Many of these purchases were achieved at or near multi-year lows in price and valuation, at the same time that the market averages were setting new all-time highs.

In mid-March investors began to sell the most expensive and most speculative stocks, and money began to flow back into attractively priced investments. The performance of domestic value stocks as compared to growth stocks reversed during the last six weeks of the April period. Value stock performance as measured by the Standard and Poor's (S&P) Barra Value Index outperformed both growth stocks and the S&P 500 Index. However, expectations for higher inflation and interest rates began to accelerate at the same time. These expectations limited the absolute performance of value investments even as their relative performance improved sharply.

During the six-month period ended April 30, 2000, we increased the Fund's US stock position to 30.5% of net assets, decreased its European stock position slightly to 8.5% of net assets and its Pacific Basin equity weighting to 15.2% of net assets. Approximately
13% of the Fund's net assets were invested in convertible securities. Although some of these securities tend to perform somewhat like equities, they are categorized as part of the Fund's fixed-income securities.

The increase in the Fund's US stock portfolio can be attributed to the Fund's acquisition of a number of stocks in the energy, banking, insurance, real estate and utility sectors. For example, we purchased energy stocks at attractive prices and valuations even though the underlying commodity was near a ten-year high. During the six-month period, we sold some technology holdings that had appreciated.

We slightly reduced the Fund's equity exposure in Europe, Asia and Japan, taking profits in some technology and telecommunications issues. Specifically, in Asia, we sold most of the Fund's SK Telecom
Co. Ltd. position and about half of our position in Hutchison
Whampoa Limited. As we slightly decreased the Fund's exposure in Japan, we took profits in several holdings, most notably Daiwa
Securities Group Inc. and Murata Manufacturing Co., Ltd.

Fixed-Income Market Review
Bond markets worldwide performed rather poorly throughout this period as a result of rising interest rates and rising credit spreads. Early in the period, interest rates moved higher, despite most central banks providing liquidity to soften perceived Year 2000 concerns. Most of the world's bond markets began the six-month period ended April 30, 2000 in a state of decline that gave way to stronger performance in the month of March. The period saw little net improvement in the highest-quality bond markets.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


As we noted, the fixed-income components of the Fund's benchmark dramatically underperformed the Fund's six-month returns. The US
Treasury five-year note returned +0.46% for the six-month period ended April 30, 2000, while the unmanaged Salomon US World
Government Bond Index (Ex-US) returned -6.86% (measured in US dollars). During the period, we decreased the Fund's fixed-income holdings in almost every sector. Fixed-income holdings as a percentage of net assets generally declined from 34.9% of net assets to 28.5%. We added a few high-quality euro-denominated fixed-income investments of sovereign and supranational issuers.

We sold several emerging market fixed-income positions into price strength, including most of the Fund's exposure to Mexican and Russian issuers. We realized handsome profits during the period in bonds of the City of St. Petersburg and Mosenergo Finance BV (the finance arm of the electric utility for the City of Moscow).
However, Russian debt has never represented more than a small percentage of the Fund, and given the extraordinary appreciation in Russian debt prices, we reduced holdings from 1.1% of net assets at the beginning of the period to 0.3% of net assets on April 30, 2000.

On April 30, 2000, the Fund's combined fixed-income and equity net weighting in the US dollar was 73.3%, including both dollar-denominated assets and the portion of assets hedged back into US dollars. The Fund's cash and cash equivalent position was slightly higher at 13.3% of net assets as of April 30, 2000.

In Conclusion
We thank you for your investment in Merrill Lynch Global Allocation
Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Bryan N. Ison)
Bryan N. Ison
Senior Vice President and
Portfolio Manager



(Dennis Stattman)
Dennis Stattman
Vice President and
Portfolio Manager



June 13, 2000


We are pleased to announce that Dennis Stattman has been named
Portfolio Manager of Merrill Lynch Global Allocation Fund, Inc. Mr.
Stattman has been a Portfolio Manager in Merrill Lynch Asset
Management, L.P. since 1989.



PORTFOLIO INFORMATION

Worldwide
Investments
As of 4/30/00

Breakdown of Stocks &
Fixed-Income Securities by              Percent of
Country                                 Net Assets

United States*                             43.7%
Japan                                      12.9
United Kingdom                              4.7
Malaysia                                    3.0
Germany                                     2.3
Australia                                   2.3
Canada                                      2.0
Brazil                                      2.0
Argentina                                   2.0
South Korea                                 1.6
France                                      1.5
Hong Kong                                   1.4
Netherlands                                 1.3
Indonesia                                   1.2
Cayman Islands                              0.9
Bermuda                                     0.8
China                                       0.6
Singapore                                   0.5
South Africa                                0.5
Portugal                                    0.5
Finland                                     0.4
Italy                                       0.4
Chile                                       0.3
Russia                                      0.3
Israel                                      0.2
Mexico                                      0.2
Sweden                                      0.2
Austria                                     0.2
Spain                                       0.1
New Zealand                                 0.1
Hungary                                     0.1
Switzerland**                               0.0
Norway**                                    0.0
Ireland**                                   0.0
Philippines**                               0.0
Thailand**                                  0.0

 *Includes investments in short-term securities.
**Holdings are less than 0.1%.


Ten Largest Holdings                    Percent of
(Equity Investments)                    Net Assets

Canon, Inc.                                 1.0%
Broken Hill Proprietary Company
  Limited                                   0.9
Beneficial Interest in the
  Liquidating Trust of Geotek
  Communications, Inc. (Units)              0.9
Security Capital Group
  Incorporated (Class B)                    0.8
Daiwa Securities Group Inc.                 0.8
The Sumitomo Marine & Fire
  Insurance Co., Ltd.                       0.8
Suzuki Motor Corporation                    0.7
Ace Limited                                 0.6
Noble Drilling Corporation                  0.6
Entergy Corporation                         0.6


Ten Largest Industries                  Percent of
(Equity Investments)                    Net Assets

Insurance                                   6.5%
Banking                                     4.4
Telecommunications                          4.1
Energy & Petroleum                          3.3
Real Estate Investment Trusts               3.2
Real Estate                                 2.5
Financial Services                          2.2
Utilities--Electric                         2.0
Healthcare Services                         1.8
Utilities--Electric & Gas                   1.8


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B
  Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance
Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



Recent
Performance
Results
                                                                                             Ten Years/
                                                       6-Month            12-Month        Since Inception
As of April 30, 2000                                 Total Return       Total Return        Total Return
ML Global Allocation Fund, Inc.--Class A Shares*         +5.73%            +10.15%            +269.31%
ML Global Allocation Fund, Inc.--Class B Shares*         +5.17             + 8.97             +233.38
ML Global Allocation Fund, Inc.--Class C Shares*         +5.11             + 8.96             + 89.29
ML Global Allocation Fund, Inc.--Class D Shares*         +5.53             + 9.81             + 97.70
US Stocks: Standard & Poor's 500 Index**                 +7.19             +10.13          +458.94/+246.32
Non-US Stocks: Financial Times/Standard & Poor's--
Actuaries World Index (Ex-US)***                         +6.64             +15.57          +134.01/+64.68
US Bonds: ML Treasury Index GA05****                     +0.46             + 0.05          + 97.46/+39.90
Non-US Bonds: Salomon Brothers World Government
Bond Index (Ex-US)*****                                  -6.86             - 5.57          +129.36/+22.99


    *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
     Fund's ten year/since inception periods are for ten years for Class
     A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
   **An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.
  ***An unmanaged capitalization-weighted index comprised of 1,631 companies in 28 countries, excluding the United States. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.
 ****An unmanaged index designed to track the total return of the current coupon five-year US Treasury bond. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.
*****An unmanaged market capitalization-weighted index tracking ten government bond indexes, excluding the United States. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/00                        +21.54%        +15.16%
Five Years Ended 3/31/00                  +15.36         +14.13
Ten Years Ended 3/31/00                   +14.04         +13.43

 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A
  Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/00                        +20.37%        +16.37%
Five Years Ended 3/31/00                  +14.20         +14.20
Ten Years Ended 3/31/00                   +12.88         +12.88

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/00                        +20.34%        +19.34%
Five Years Ended 3/31/00                  +14.20         +14.20
Inception (10/21/94) through 3/31/00      +12.80         +12.80

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without  % Return With
                                       Sales Charge     Sales Charge**

Class D Shares*

Year Ended 3/31/00                        +21.18%        +14.82%
Five Years Ended 3/31/00                  +15.08         +13.85
Inception (10/21/94) through 3/31/00      +13.68         +12.56

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


Portfolio
Abbreviations


To simplify the currency denominations of Merrill Lynch Global
Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

ARS    Argentinean Peso
CHF    Swiss Franc
EUR    Euro
GBP    Great Britain Pound
JPY    Japanese Yen
NZD    New Zealand Dollar
SEK    Swedish Kroner
USD    United States Dollar



SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                    Shares                                                                          Percent of
COUNTRY      Industries              Held                   Common Stocks                                Value      Net Assets
Argentina    Banking                 467,900  Banco Frances SA (ADR)++ (USD)                         $     9,241,025    0.2%
                                   2,105,900  Banco Rio de la Plata SA (ADR)++ (USD)                      29,219,363    0.4

                                              Total Common Stocks in Argentina                            38,460,388    0.6


Australia    Foods                 5,566,000  Goodman Fielder Limited                                      4,124,656    0.1

             Insurance            15,827,044  HIH Insurance Limited                                       11,359,149    0.2

             Metals & Mining      10,321,100  Normandy Mining Limited                                      5,119,008    0.1
                                  25,900,927  Pasminco Limited (f)                                        13,601,872    0.2
                                   8,265,000  WMC Limited                                                 34,288,882    0.5
                                                                                                     ---------------  ------
                                                                                                          53,009,762    0.8

             Multi-Industry        2,193,982  Lend Lease Corporation Limited                              23,755,178    0.3
                                   2,300,000  Pacific Dunlop Limited                                       1,932,552    0.0
                                                                                                     ---------------  ------
                                                                                                          25,687,730    0.3

             Resources             6,001,890  Broken Hill Proprietary Company Limited                     64,578,776    0.9

                                              Total Common Stocks in Australia                           158,760,073    2.3


Austria      Banking                 203,400  Bank Austria AG                                              9,045,491    0.1

                                              Total Common Stocks in Austria                               9,045,491    0.1


Bermuda      Insurance             1,700,000  Ace Limited                                                 40,693,750    0.6
                                     384,400  XL Capital Ltd. (Class A)                                   18,307,050    0.2

                                              Total Common Stocks in Bermuda                              59,000,800    0.8


Brazil       Telecommunications       32,318  Tele Norte Leste Participacoes SA (ADR)++ (USD)                575,658    0.0
                                     276,000  Telecomunicacoes Brasileiras SA--Telebras
                                              (Preferred Block) (ADR)++ (USD)                             32,619,750    0.5

                                              Total Common Stocks in Brazil                               33,195,408    0.5


Canada       Beverages             1,425,000  Cott Corporation (USD)(f)                                    7,436,719    0.1

             Insurance               459,300  Industrial Alliance Life Insurance Company (f)               6,354,626    0.1

             Metals--Non-Ferrous     800,000  Inco Limited (USD)(f)                                       12,500,000    0.2

             Real Estate             616,000  Canada Life Financial Corporation                           11,058,649    0.2
                                   1,800,000  TrizecHahn Corporation                                      29,250,000    0.4
                                                                                                     ---------------  ------
                                                                                                          40,308,649    0.6

             Retail Stores         1,365,500  Hudson's Bay Company                                        16,219,748    0.2

             Telecommunications    1,165,200  Rogers Cantel Mobile Communications Inc. 'B' (f)(j)         36,410,043    0.5
                                     681,300  Rogers Cantel Mobile Communications Inc. 'B'
                                              (USD)(f)(j)                                                 21,546,113    0.3
                                                                                                     ---------------  ------
                                                                                                          57,956,156    0.8

                                              Total Common Stocks in Canada                              140,775,898    2.0


Finland      Metals                  343,705  Outokumpu Oyj                                                4,056,178    0.1

             Paper & Forest        1,357,104  Metsa-Serla Oyj 'B'                                         11,538,680    0.1
             Products                658,713  Stora Enso Oyj 'R'                                           6,813,237    0.1
                                     215,856  UPM-Kymmene Oyj                                              5,606,223    0.1
                                                                                                     ---------------  ------
                                                                                                          23,958,140    0.3

                                              Total Common Stocks in Finland                              28,014,318    0.4


France       Banking                 126,401  Banque Nationale de Paris (BNP)                             10,240,323    0.1
                                      23,750  Societe Generale 'A' (f)                                     4,930,361    0.1
                                                                                                     ---------------  ------
                                                                                                          15,170,684    0.2

             Building &               49,513  Compagnie de Saint Gobain                                    6,772,692    0.1
             Construction

             Chemicals               102,503  Aventis SA                                                   5,651,365    0.1
                                     219,553  Aventis SA(f)                                               12,144,774    0.2
                                                                                                     ---------------  ------
                                                                                                          17,796,139    0.3

             Diversified              26,334  Vivendi                                                      2,611,001    0.0

             Insurance               277,598  CNP Assurances                                               8,110,380    0.1

             Metals--Steel           428,379  Usinor SA                                                    5,641,017    0.1

             Multi-Industry           32,214  Societe Eurafrance SA                                       14,091,177    0.2

             Telecommunications      244,500  Alcatel (ADR)++ (USD)                                       11,109,469    0.2
                                      25,470  France Telecom SA                                            3,950,480    0.0
                                                                                                     ---------------  ------
                                                                                                          15,059,949    0.2

                                              Total Common Stocks in France                               85,253,039    1.2


Germany      Banking                 117,727  Deutsche Bank AG (Registered Shares)                         7,928,333    0.1
                                      91,135  HypoVereinsbank                                              5,655,795    0.1
                                                                                                     ---------------  ------
                                                                                                          13,584,128    0.2

             Capital Goods           268,055  Kloeckner-Werke AG                                           5,313,058    0.1

             Chemicals               132,529  Bayer AG                                                     5,501,241    0.1
                                     101,451  Henkel KGaA                                                  5,288,271    0.1
                                                                                                     ---------------  ------
                                                                                                          10,789,512    0.2

             Metals--Steel           523,142  Thyssen Krupp AG                                            10,988,841    0.1

             Multi-Industry          350,000  RWE AG                                                      11,291,007    0.2

             Retail Stores            87,532  Metro AG                                                     3,330,310    0.0

             Telecommunications      134,677  Deutsche Telekom AG (Registered Shares)                      8,652,546    0.1

             Utilities               235,067  Veba AG                                                     11,642,670    0.2

                                              Total Common Stocks in Germany                              75,592,072    1.1


Hong Kong    Banking               1,121,657  HSBC Holdings PLC                                           12,564,137    0.2

             Multi-Industry        2,550,000  Hutchison Whampoa Limited                                   36,993,530    0.5

                                              Total Common Stocks in Hong Kong                            49,557,667    0.7


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                    Shares                                                                         Percent of
COUNTRY      Industries              Held                   Common Stocks                                Value     Net Assets
Hungary      Oil & Gas Producers     232,571  MOL Magyar Olaj-es Gazipari Rt. (GDR)++++
                                              (USD)(f)                                               $     4,069,993    0.1%

                                              Total Common Stocks in Hungary                               4,069,993    0.1


Indonesia    Paper & Pulp          2,552,800  Asia Pacific Resources International
                                              Holdings Ltd. 'A' (f)                                        3,191,000    0.0
                                     553,765  Asia Pulp & Paper Company Ltd. (ADR)++ (USD) (f)             3,495,642    0.1
                                     110,753  Asia Pulp & Paper Company Ltd. (Warrants)(a)                    19,036    0.0
                                                                                                     ---------------  ------
                                                                                                           6,705,678    0.1

             Tobacco              17,332,000  PT Hanjaya Mandala Sampoerna Tbk                            25,095,861    0.4

                                              Total Common Stocks in Indonesia                            31,801,539    0.5


Israel       Telecommunications      507,500  ECI Telecom Limited (US Registered Shares)(USD)             13,987,969    0.2

                                              Total Common Stocks in Israel                               13,987,969    0.2


Italy        Insurance               316,217  Assicurazioni Generali                                       9,019,676    0.2

             Oil & Gas Producers   1,678,249  ENI SpA                                                      8,365,754    0.1

             Telecommunications    1,421,192  Telecom Italia SpA (Registered Shares)                       8,975,267    0.1

                                              Total Common Stocks in Italy                                26,360,697    0.4


Japan        Automobiles &         3,282,000  Suzuki Motor Corporation                                    48,861,790    0.7
             Equipment

             Banking                 201,000  The Asahi Bank, Ltd.                                           967,106    0.0

             Banking & Financial   1,720,000  Shinko Securities Co., Ltd.                                  7,527,735    0.1

             Beverages             1,500,000  Chukyo Coca-Cola Bottling Co., Ltd.                         14,503,817    0.2
                                     539,200  Coca-Cola West Japan Company Limited                        14,967,384    0.2
                                     603,000  Hokkaido Coca-Cola Bottling Co., Ltd.                        6,918,529    0.1
                                     691,000  Kinki Coca-Cola Bottling Co., Ltd.                           8,855,286    0.1
                                   1,143,000  Mikuni Coca-Cola Bottling                                   15,546,704    0.2
                                                                                                     ---------------  ------
                                                                                                          60,791,720    0.8

             Capital Goods        12,900,000  Kawasaki Heavy Industries Ltd. (f)                          14,442,748    0.2
                                   7,875,000  Mitsubishi Heavy Industries, Ltd.                           24,482,998    0.4
                                                                                                     ---------------  ------
                                                                                                          38,925,746    0.6

             Electrical            1,157,000  Chudenko Corporation                                        16,058,293    0.2
             Construction          3,018,000  Kinden Corporation                                          18,821,485    0.3
                                                                                                     ---------------  ------
                                                                                                          34,879,778    0.5

             Electrical              103,000  Murata Manufacturing Co., Ltd.                              20,013,879    0.3
             Equipment

             Electronics           1,299,000  Hitachi Ltd.                                                15,505,066    0.2

             Financial Services    3,720,000  Daiwa Securities Group Inc.                                 56,793,893    0.8
                                     927,000  Kokusai Securities Co., Ltd.                                13,209,160    0.2
                                     835,000  The Nomura Securities Co., Ltd.                             21,015,036    0.3
                                                                                                     ---------------  ------
                                                                                                          91,018,089    1.3

             Industrial               28,000  Miura Co., Ltd.                                                328,254    0.1

             Insurance             1,814,000  The Chiyoda Fire & Marine Insurance Company,
                                              Limited                                                      4,985,038    0.1
                                   7,029,000  The Dai-Tokyo Fire and Marine Insurance Co., Ltd.           19,056,183    0.3
                                   1,179,000  The Dowa Fire & Marine Insurance Co., Ltd.                   2,934,545    0.0
                                   2,879,000  The Fuji Fire and Marine Insurance Company, Limited          5,434,337    0.1
                                   7,165,000  The Koa Fire & Marine Insurance Co., Ltd.                   18,894,518    0.3
                                   3,765,000  Mitsui Marine and Fire Insurance Company, Ltd.              16,547,536    0.2
                                   6,111,000  The Nichido Fire & Marine Insurance Co., Ltd.               27,706,593    0.4
                                   5,834,000  The Nippon Fire & Marine Insurance Co., Ltd.                15,924,404    0.2
                                     999,000  The Nisshin Fire and Marine Insurance Company,
                                              Limited                                                      2,264,677    0.0
                                  10,415,000  The Sumitomo Marine & Fire Insurance Co., Ltd.              54,929,910    0.8
                                   2,713,000  The Tokio Marine & Fire Insurance Co. Ltd.                  26,458,496    0.4
                                   7,806,000  The Yasuda Fire & Marine Insurance Co. Ltd.                 31,563,470    0.5
                                                                                                     ---------------  ------
                                                                                                         226,699,707    3.3

             Office Equipment      1,457,000  Canon, Inc.                                                 66,598,011    1.0

             Packaging &           1,103,000  Toyo Seikan Kaisha, Ltd.                                    19,493,222    0.3
             Containers

             Pharmaceuticals       1,261,000  Sankyo Company, Ltd.                                        27,769,419    0.4
                                     384,000  Taisho Pharmaceutical Company, Ltd.                         12,862,179    0.2

                                                                                                          40,631,598    0.6
             Restaurants             647,000  Mos Food Service, Inc.                                       6,214,074    0.1
                                     618,000  Ohsho Food Service                                           7,376,544    0.1

                                                                                                          13,590,618    0.2
             Retail Stores           460,000  Ito-Yokado Co., Ltd.                                        33,582,235    0.5
                                     100,000  Sangetsu Co., Ltd.                                           1,739,533    0.0
                                                                                                     ---------------  ------
                                                                                                          35,321,768    0.5

             Telecommunications          714  Nippon Telegraph & Telephone Corporation (NTT)               8,852,741    0.1

                                              Total Common Stocks in Japan                               730,006,828   10.6


Mexico       Foods                   700,000  Grupo Industrial Maseca, SA de CV (ADR)++ (USD)              4,987,500    0.1

                                              Total Common Stocks in Mexico                                4,987,500    0.1


Netherlands  Chemicals               311,668  Akzo Nobel NV                                               12,789,558    0.2
                                     213,132  European Vinyls Corporation International NV (f)             2,524,953    0.0
                                                                                                     ---------------  ------
                                                                                                          15,314,511    0.2

             Foods                    41,999  Koninklijke Ahold NV                                           981,720    0.0

             Insurance               133,000  ING Groep NV                                                 7,274,598    0.1

             Packaging               216,754  Buhrmann NV                                                  5,599,917    0.1

             Real Estate             186,600  Security Capital U.S. Realty (ADR)++ (USD)(f)                2,962,275    0.0
                                   2,210,960  Security Capital U.S. Realty (USD)(f)                       34,712,072    0.6
                                                                                                     ---------------  ------
                                                                                                          37,674,347    0.6

             Steel                   600,655  Ispat International NV (NY Registered Shares) (USD)          7,020,155    0.1

                                              Total Common Stocks in the Netherlands                      73,865,248    1.1


New          Natural Gas Suppliers   408,787  Natural Gas Corporation Holdings Limited                       240,490    0.0
Zealand

                                              Total Common Stocks in New Zealand                             240,490    0.0


Norway       Computer Software       320,413  Merkantildata ASA                                            2,202,459    0.0

                                              Total Common Stocks in Norway                                2,202,459    0.0


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                    Shares                                                                         Percent of
COUNTRY      Industries              Held                   Common Stocks                                Value     Net Assets
Philippines  Multi-Industry        7,602,624  Ayala Corporation                                      $     1,731,008    0.0%

                                              Total Common Stocks in the Philippines                       1,731,008    0.0


Portugal     Banking               2,921,860  Banco Comercial Portugues, SA (BCP) (Registered
                                              Shares)                                                     13,739,486    0.2

                                              Total Common Stocks in Portugal                             13,739,486    0.2


Russia       Telecommunications       74,500  Metromedia International (Warrants) (a)(USD)                     7,450    0.0
                                      18,700  Metromedia International (Warrants) (a)(USD)                     1,870    0.0
                                      74,500  Metromedia International (Warrants) (a)(USD)                     7,450    0.0

                                              Total Common Stocks in Russia                                   16,770    0.0


South        Metals--Steel           375,000  Pohang Iron & Steel Company Ltd.                            29,917,549    0.4
Korea
             Telecommunications       18,840  SK Telecom Co. Ltd.                                          5,008,155    0.1
                                     100,000  SK Telecom Co. Ltd. (ADR)++ (USD)(i)                         3,206,250    0.1
                                                                                                     ---------------  ------
                                                                                                           8,214,405    0.2

                                              Total Common Stocks in South Korea                          38,131,954    0.6


Spain        Insurance                66,778  Corporacion Mapfre                                           1,013,841    0.0

             Telecommunications      155,439  Telefonica SA (f)                                            3,467,630    0.0

             Utilities--Electric     169,142  Endesa SA                                                    3,677,759    0.1

                                              Total Common Stocks in Spain                                 8,159,230    0.1


Sweden       Appliances              198,135  Electrolux AB 'B'                                            3,352,781    0.1

             Metals--Steel           901,522  Avesta Sheffield AB (f)                                      3,202,100    0.0

             Multi-Industry          192,784  Svedala Industri AB                                          2,627,013    0.0

             Paper & Forest          160,787  Holmen AB 'B'                                                3,780,371    0.1
             Products

                                              Total Common Stocks in Sweden                               12,962,265    0.2


Switzerland  Banking                  20,222  Banque Cantonale de Geneve (BCG)                             2,973,651    0.0

                                              Total Common Stocks in Switzerland                           2,973,651    0.0


United       Aerospace             1,973,375  Rolls-Royce PLC                                              7,341,571    0.1
Kingdom
             Banking                 424,290  Barclays PLC                                                10,901,714    0.1
                                   1,266,767  Lloyds TSB Group PLC                                        12,448,448    0.2
                                                                                                     ---------------  ------
                                                                                                          23,350,162    0.3

             Building                325,351  Jarvis PLC                                                     735,663    0.0
             & Construction

             Diversified           2,060,891  Rentokil Initial PLC                                         5,667,731    0.1
             Companies

             Energy                1,996,536  British Energy PLC                                           5,342,347    0.1
             Financial Services      735,435  Abbey National PLC                                           8,418,166    0.1
                                     920,035  Alliance & Leicester PLC                                     9,163,504    0.1
                                                                                                     ---------------  ------
                                                                                                          17,581,670    0.2

             Food & Beverage       1,369,156  Allied Domecq PLC                                            6,743,378    0.1
                                     993,654  Bass PLC                                                    11,677,072    0.2
                                   1,069,986  Diageo PLC                                                   8,698,062    0.1
                                                                                                     ---------------  ------
                                                                                                          27,118,512    0.4

             Food Merchandising    1,362,425  J Sainsbury PLC                                              7,163,260    0.1

             Foods/                  973,821  Associated British Foods PLC                                 5,790,573    0.1
             Food Processing         609,044  Cadbury Schweppes PLC                                        4,183,811    0.1
                                   4,179,009  Unilever PLC                                                25,192,704    0.3
                                                                                                     ---------------  ------
                                                                                                          35,167,088    0.5

             Holding Companies     1,349,209  Invensys PLC                                                 6,492,070    0.1

             Insurance               378,527  Allied Zurich PLC                                            3,776,034    0.1
                                     620,845  CGU PLC                                                      8,923,211    0.1
                                     209,480  Norwich Union PLC                                            1,437,378    0.0
                                      23,587  Prudential Corporation PLC                                     363,922    0.0
                                   1,934,515  Royal & Sun Alliance Insurance Group PLC                    10,852,258    0.2
                                                                                                     ---------------  ------
                                                                                                          25,352,803    0.4

             Mortgages               489,278  Northern Rock PLC                                            2,534,210    0.0

             Oil--Related          2,046,720  BP Amoco PLC                                                17,759,013    0.3

             Restaurants & Food    1,284,594  Whitbread PLC                                               11,553,238    0.2
             Service

             Retail--Food            332,544  Kingfisher PLC                                               2,735,818    0.0
                                   1,610,493  Safeway PLC                                                  5,456,015    0.1
                                                                                                     ---------------  ------
                                                                                                           8,191,833    0.1

             Retail Stores           301,675  Signet Group PLC (ADR)++ (USD)                               7,918,969    0.1

             Telecommunications      379,175  British Telecommunications PLC                               6,829,263    0.1
                                     230,395  Cable & Wireless PLC                                         3,832,350    0.0
                                   4,105,404  Vodafone AirTouch PLC                                       18,919,081    0.3
                                                                                                     ---------------  ------
                                                                                                          29,580,694    0.4

             Tobacco                 697,377  British American Tobacco PLC                                 4,236,800    0.1

                                              Total Common Stocks in the United Kingdom                  243,087,634    3.5


United       Aerospace & Defense     375,000  Litton Industries, Inc. (f)                                 16,289,062    0.2
States                               882,700  Raytheon Company (Class A)                                  20,246,931    0.3
                                     414,100  Raytheon Company (Class B)                                   9,187,844    0.1
                                                                                                     ---------------  ------
                                                                                                          45,723,837    0.6

             Banking                 640,810  Banco Santander Puerto Rico                                  7,849,922    0.1
                                     750,000  Bank One Corporation                                        22,875,000    0.3
                                     400,000  Charter One Financial, Inc.                                  8,125,000    0.1
                                     549,500  Dime Bancorp, Inc.                                          10,303,125    0.1
                                   1,569,600  East West Bancorp, Inc.                                     19,521,900    0.3
                                   2,310,939  Golden State Bancorp Inc. (f)                               35,530,687    0.5
                                   2,940,239  Golden State Bancorp Inc. "Litigation Tracking"
                                              (Warrants) (a)                                               3,032,121    0.0
                                     770,194  Golden State Bancorp Inc. (Warrants) (a)                     3,369,599    0.0
                                     161,900  Hudson United Bancorp                                        3,652,869    0.1


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
                                    Shares                                                                         Percent of
COUNTRY      Industries              Held                   Common Stocks                                Value     Net Assets
United       Banking               1,170,000  KeyCorp                                                $    21,645,000    0.3%
States       (concluded)           1,035,000  Mellon Financial Corporation                                33,249,375    0.5
(continued)                          434,000  National City Corporation                                    7,378,000    0.1
                                     670,500  Riggs National Corporation                                   9,093,656    0.1
                                     200,000  U.S. Bancorp                                                 4,062,500    0.1
                                                                                                     ---------------  ------
                                                                                                         189,688,754    2.6

             Business Data         1,797,600  Information Resources, Inc. (f)(j)                          11,347,350    0.2
             Services

             Chemicals               500,000  IMC Global Inc.                                              7,718,750    0.1

             Coal                  2,500,000  CONSOL Energy Inc.                                          25,937,500    0.4

             Commercial Services     380,000  Billing Concepts Corp. (f)                                   2,018,750    0.0
                                     910,081  Cendant Corporation (f)                                     14,049,375    0.2
                                                                                                     ---------------  ------
                                                                                                          16,068,125    0.2

             Computer Software       155,000  FileNET Corporation (f)                                      4,495,000    0.1
                                     110,000  Hyperion Solutions Corporation (f)                           3,327,500    0.0
                                   1,506,000  Inprise Corporation (f)                                      7,906,500    0.1
                                                                                                     ---------------  ------
                                                                                                          15,729,000    0.2

             Computers &             550,000  Compaq Computer Corporation                                 16,087,500    0.2
             Technology            1,500,000  Silicon Graphics, Inc. (f)                                  10,781,250    0.2
                                                                                                     ---------------  ------
                                                                                                          26,868,750    0.4

             Construction            200,000  Hovnanian Enterprises, Inc. (Class A)(f)                     1,175,000    0.0
             & Housing

             Containers            2,000,000  Crown Cork & Seal Company, Inc.                             32,500,000    0.5

             Electronics             330,000  Advanced Micro Devices, Inc. (f)                            28,957,500    0.4
                                     350,000  Benchmark Electronics, Inc. (f)                             14,065,625    0.2
                                   1,800,000  Checkpoint Systems, Inc. (f)(j)                             16,087,500    0.2
                                     501,500  Imation Corp. (f)                                           14,073,344    0.2
                                      29,200  Intel Corporation                                            3,702,925    0.1
                                   1,900,000  Iomega Corporation (f)                                       6,768,750    0.1
                                     750,000  Komag, Incorporated (f)                                      2,179,687    0.0
                                     532,800  Silicon Valley Group, Inc. (f)                              15,151,500    0.2
                                                                                                     ---------------  ------
                                                                                                         100,986,831    1.4

             Energy & Petroleum      206,000  Anadarko Petroleum Corporation                               8,948,125    0.1
                                   1,817,500  Arch Coal, Inc.                                              9,769,062    0.1
                                     337,000  Burlington Resources Inc.                                   13,248,312    0.2
                                     216,000  Chevron Corporation                                         18,387,000    0.3
                                   1,250,000  Key Energy Services, Inc. (f)                               12,187,500    0.2
                                      46,400  Mitchell Energy & Development Corp. (Class A)                1,107,800    0.0
                                     174,350  Mitchell Energy & Development Corp. (Class B)                4,173,503    0.1
                                      86,600  Murphy Oil Corporation                                       5,109,400    0.1
                                     272,000  Noble Affiliates, Inc.                                       9,809,000    0.1
                                   1,700,000  Occidental Petroleum Corporation                            36,443,750    0.5
                                     305,000  Ocean Energy Inc. (f)                                        3,945,937    0.1
                                     800,000  Rowan Companies, Inc. (f)                                   22,350,000    0.3
                                   1,402,978  Santa Fe Snyder Corporation (f)                             12,889,860    0.2
                                     600,000  Tom Brown, Inc. (f)                                         11,362,500    0.2
                                   1,247,000  USX-Marathon Group                                          29,070,688    0.4
                                     864,000  Unocal Corporation                                          27,918,000    0.4
                                                                                                     ---------------  ------
                                                                                                         226,720,437    3.3

             Financial Services      750,000  MetLife, Inc. (f)                                           12,421,875    0.2
                                     741,200  Ugly Duckling Corporation (f)                                5,605,325    0.1
                                                                                                     ---------------  ------
                                                                                                          18,027,200    0.3

             Foods                 1,848,300  Tyson Foods, Inc. (Class A)                                 19,291,631    0.3

             Forest Products         648,400  Deltic Timber Corporation (j)                               14,264,800    0.2

             Gaming                1,235,000  Scientific Games Holdings Corp. (f)(j)                      22,847,500    0.3

             Healthcare              590,000  Aetna Inc.                                                  34,146,250    0.5
             Services              7,700,000  Beverly Enterprises, Inc. (f)(j)                            25,987,500    0.4
                                     327,700  CIGNA Corporation                                           26,134,075    0.4
                                   1,660,000  Oxford Health Plans, Inc. (f)                               31,540,000    0.5
                                     803,600  Sierra Health Services, Inc. (f)                             2,862,825    0.0
                                                                                                     ---------------  ------
                                                                                                         120,670,650    1.8

             High Technology           8,500  Republic Technologies (Warrants)(a)                                 85    0.0

             Industrial            2,442,500  Rouge Industries, Inc. (Class A)                            13,891,719    0.2

             Insurance               950,000  The Allstate Corporation                                    22,443,750    0.3
                                   1,000,000  Horace Mann Educators Corporation                           14,562,500    0.2
                                   1,447,700  John Hancock Financial Services, Inc. (f)                   26,420,525    0.4
                                   1,766,400  Risk Capital Holdings, Inc. (f)(j)                          28,041,600    0.4
                                     200,000  UnumProvident Corporation                                    3,400,000    0.0
                                                                                                     ---------------  ------
                                                                                                          94,868,375    1.3

             Machinery             1,154,500  AGCO Corporation                                            13,709,687    0.2
                                     500,000  Chicago Bridge & Iron Company NV (NY Registered
                                              Shares)                                                      7,593,750    0.1
                                     530,000  Flowserve Corporation                                        7,486,250    0.1
                                     225,000  Grant Prideco, Inc. (f)                                      4,331,250    0.1
                                   1,750,000  McDermott International, Inc.                               14,218,750    0.2
                                     225,000  Weatherford International, Inc. (f)                          9,140,625    0.1
                                                                                                     ---------------  ------
                                                                                                          56,480,312    0.8

             Medical Equipment       350,000  Packard BioScience Company (f)                               4,156,250    0.1

             Metals & Mining         180,000  Alcoa Inc.                                                  11,677,500    0.2
                                   1,723,400  Battle Mountain Gold Company (f)                             3,554,512    0.1
                                     612,000  Commonwealth Industries, Inc.                                4,532,625    0.1
                                     210,519  Freeport-McMoRan Copper & Gold, Inc. (Class B) (f)           2,026,245    0.0
                                   1,450,000  Newmont Mining Corporation                                  33,984,375    0.5
                                                                                                     ---------------  ------
                                                                                                          55,775,257    0.9

             Metals--Steel            15,000  Bar Technologies Ltd. (Warrants) (a)(i)                         15,000    0.0
                                     285,700  Nucor Corporation                                           12,285,100    0.2
                                     800,000  The Timken Company                                          14,800,000    0.2
                                     991,800  Worthington Industries, Inc.                                12,273,525    0.2
                                                                                                     ---------------  ------
                                                                                                          39,373,625    0.6

             Multi-Industry           90,000  Loews Corporation                                            4,961,250    0.1

             Office Equipment        500,000  Xerox Corporation                                           13,218,750    0.2


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                    Shares                                                                         Percent of
COUNTRY      Industries              Held                   Common Stocks                                Value     Net Assets
United       Oil Services            249,000  Baker Hughes Incorporated                              $     7,921,312    0.1%
States                               600,000  Diamond Offshore Drilling, Inc.                             24,187,500    0.3
(concluded)                        1,218,000  Input/Output, Inc. (f)                                       8,982,750    0.1
                                   1,000,000  Noble Drilling Corporation (f)                              39,937,500    0.6
                                      75,000  Schlumberger Limited                                         5,742,188    0.1
                                     300,000  Tidewater Inc.                                               8,925,000    0.1
                                     201,900  Veritas DGC Inc. (f)                                         4,845,600    0.1
                                                                                                     ---------------  ------
                                                                                                         100,541,850    1.4

             Paper                   434,200  Boise Cascade Corporation                                   14,138,637    0.2
                                   1,030,400  Louisiana-Pacific Corporation                               13,781,600    0.2
                                   1,233,000  Packaging Corp. of America (f)                              14,641,875    0.2
                                                                                                     ---------------  ------
                                                                                                          42,562,112    0.6

             Real Estate                 100  M/O Holdings LLC (OTAE)                                      6,500,000    0.1
                                      15,200  Security Capital Group Incorporated (Class A) (f)(j)        11,248,000    0.2
                                   3,822,800  Security Capital Group Incorporated (Class B) (f)(j)        57,342,000    0.8
                                     445,400  The St. Joe Company                                         12,833,088    0.2
                                                                                                     ---------------  ------
                                                                                                          87,923,088    1.3

             Real Estate           1,598,300  AMB Property Corporation                                    35,262,494    0.5
             Investment            1,972,900  Anthracite Capital, Inc. (j)                                14,056,912    0.2
             Trusts                  300,000  Avalonbay Communities, Inc.                                 11,737,500    0.2
                                     416,000  CarrAmerica Realty Corporation                               9,880,000    0.1
                                   2,494,465  Catellus Development Corporation (f)                        32,428,045    0.5
                                     187,808  CenterPoint Properties Corporation                           6,737,612    0.1
                                     650,000  Equity Office Properties Trust                              17,671,875    0.3
                                     250,000  Equity Residential Properties Trust                         11,375,000    0.2
                                     500,000  Federal Realty Investment Trust                             10,625,000    0.2
                                  10,502,500  Meditrust Companies (j)                                     21,005,000    0.3
                                   1,524,400  Nationwide Health Properties, Inc.                          20,198,300    0.3
                                   2,039,825  Prime Retail, Inc.                                           3,314,716    0.0
                                     500,000  Simon Property Group, Inc.                                  12,687,500    0.2
                                     700,000  United Dominion Realty Trust, Inc.                           7,000,000    0.1
                                                                                                     ---------------  ------
                                                                                                         213,979,954    3.2

             Retail Stores           800,000  Heilig-Meyers Company                                        2,450,000    0.0
                                     300,000  J. Baker, Inc.                                               1,931,250    0.0
                                     700,000  Toys 'R' Us, Inc. (f)                                       10,675,000    0.2
                                                                                                     ---------------  ------
                                                                                                          15,056,250    0.2

             Telecommunications      200,000  Allen Telecom Inc. (f)                                       3,550,000    0.1
                                     118,922  Beneficial Interest in the Liquidating Trust of
                                              Geotek Communications, Inc. (Units)(n)                      63,028,660    0.9
                                      40,000  Centennial Communications Corporation (Warrants) (a)               400    0.0
                                   2,770,200  General Communication, Inc. (Class A) (f)(j)                13,677,862    0.2
                                       5,750  Metricom Inc. (Warrants) (a)                                   115,000    0.0
                                   2,024,000  Metromedia International Group, Inc. (f)                    10,120,000    0.1
                                     150,000  QUALCOMM Incorporated (f)                                   16,265,625    0.2
                                                                                                     ---------------  ------
                                                                                                         106,757,547    1.5

             Textiles              4,820,700  Burlington Industries, Inc. (f)(j)                          21,090,562    0.3
                                     429,000  Unifi, Inc. (f)                                              4,370,438    0.1
                                                                                                     ---------------  ------
                                                                                                          25,461,000    0.4

             Tobacco               3,001,900  DIMON Incorporated (j)                                       7,129,512    0.1

             Transportation          800,000  Airborne Freight Corporation                                17,150,000    0.2
                                     776,500  J.B. Hunt Transport Services, Inc.                          12,763,719    0.2
                                     876,900  Union Pacific Corporation                                   36,939,413    0.5
                                                                                                     ---------------  ------
                                                                                                          66,853,132    0.9

             Utilities               800,000  Edison International                                        15,250,000    0.2
             --Electric            3,500,000  El Paso Electric Company (f)(j)                             38,718,750    0.6
                                   1,560,000  Entergy Corporation                                         39,682,500    0.6
                                     600,000  FPL Group, Inc.                                             27,112,500    0.4
                                     150,000  PECO Energy Company                                          6,253,125    0.1
                                                                                                     ---------------  ------
                                                                                                         127,016,875    1.9

             Utilities               250,000  New Century Energies, Inc.                                   8,156,250    0.1
             --Electric            1,410,000  Niagara Mohawk Holdings Inc. (f)                            19,563,750    0.3
             & Gas                   548,500  Northern States Power Company                               11,964,156    0.2
                                     500,000  Potomac Electric Power Company                              11,718,750    0.2
                                   1,057,900  Reliant Energy, Inc.                                        28,166,588    0.4
                                     650,000  Texas Utilities Company                                     21,896,875    0.3
                                     458,800  Unicom Corporation                                          18,237,300    0.3
                                                                                                     ---------------  ------
                                                                                                         119,703,669    1.8

             Waste Management        900,000  Waste Management, Inc.                                      14,287,500    0.2

                                              Total Common Stocks in the United States                 2,105,564,227   30.5


                                              Total Investments in Common Stocks
                                              (Cost--$3,906,716,198)                                   3,991,544,102   57.8


                                                        Equity Closed-End Funds

Austria      Financial Services      320,000  The Austria Fund (USD)                                       3,580,000    0.1

                                              Total Equity Closed-End Funds in Austria                     3,580,000    0.1


Indonesia    Financial Services       25,600  Jakarta Growth Fund (USD) (f)                                   48,000    0.0

                                              Total Equity Closed-End Funds in Indonesia                      48,000    0.0


Ireland      Financial Services      150,000  Irish Investment Fund (USD)                                  2,184,375    0.0

                                              Total Equity Closed-End Funds in Ireland                     2,184,375    0.0


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                    Shares                                                                         Percent of
COUNTRY      Industries              Held                   Common Stocks                                Value     Net Assets
South        Financial Services       81,262  Fidelity Advisor Korea Fund (USD) (f)                  $       822,778    0.0%
Korea                                200,000  Korea Equity Fund (USD) (f)                                    712,500    0.0
                                   1,400,528  Korea Fund (USD) (f)                                        17,419,067    0.3
                                     200,000  Korean Investment Fund (USD) (f)                             1,287,500    0.0

                                              Total Equity Closed-End Funds in South Korea                20,241,845    0.3


                                              Total Investments in Equity Closed-End Funds
                                              (Cost--$27,373,198)                                         26,054,220    0.4


                                                            Preferred Stocks

Australia    Banking & Financial     130,000  National Australia Bank (USD)                                3,241,875    0.0

                                              Total Preferred Stocks in Australia                          3,241,875    0.0


Cayman       Finance           3,440,000,000  TB Finance (Cayman) Ltd. (JPY)                              22,201,249    0.3
Islands
                                              Total Preferred Stocks in the Cayman Islands                22,201,249    0.3


Germany      Chemicals                54,151  Henkel KGaA                                                  3,123,716    0.0
             Machinery                96,465  Jungheinrich AG                                                791,177    0.0
             & Equipment

                                              Total Preferred Stocks in Germany                            3,914,893    0.0


Japan        Finance--Other    1,206,000,000  Sanwa International Finance Ltd. (Convertible)              11,354,198    0.2

                                              Total Preferred Stocks in Japan                             11,354,198    0.2


Portugal     Banking                 181,400  BCP International Bank (8% Convertible) (USD)               16,507,400    0.3

                                              Total Preferred Stocks in Portugal                          16,507,400    0.3


United       Cable Television      1,000,000  Diva Systems Corp. (Convertible, Series C) (l)              11,000,000    0.2
States                             1,000,000  Diva Systems Corp. (Convertible, Series D) (i)              11,000,000    0.2
                                                                                                     ---------------  ------
                                                                                                          22,000,000    0.4

             Natural Resources                Freeport-McMoRan Copper & Gold Inc.:
                                     219,000    (3.50% Convertible-Gold, Series B)                         4,229,437    0.0
                                     348,700    (5% Convertible, Series A)                                 4,576,687    0.1
                                                                                                     ---------------  ------
                                                                                                           8,806,124    0.1

             Railroads                40,000  Union Pacific Capital Trust (6.25% Convertible)              1,690,000    0.0

             Real Estate             476,800  Apartment Investment & Management Co. (9.375%,
             Investment                       Series G)                                                    9,178,400    0.1
             Trusts                  298,746  Bradley Real Estate Inc. (8.40% Convertible,
                                              Series A)                                                    5,825,547    0.1
                                      97,300  CarrAmerica Realty Corporation (8.55%, Series C)             1,873,025    0.0
                                     400,000  Crown American Realty Trust (11%, Series A)                 14,000,000    0.2
                                     139,200  First Union Real Estate (8.40% Convertible,
                                              Series A)                                                    2,714,400    0.0
                                   1,000,000  First Washington Realty Trust, Inc. (9.75%,
                                              Series A)                                                   26,500,000    0.4
                                     350,000  National Health Investors, Inc. (8.50%
                                              Convertible)                                                 4,725,000    0.1
                                     717,500  Prime Retail, Inc. (10.50%)                                  6,726,562    0.1
                                                                                                     ---------------  ------
                                                                                                          71,542,934    1.0

                                              Total Preferred Stocks in the United States                104,039,058    1.5

                                              Total Investments in Preferred Stocks (Cost--
                                              $185,090,658)                                              161,258,673    2.3

                       Currency      Face
                     Denomination   Amount             Fixed-Income Securities
Argentina    Banking        USD   24,250,000  Banco Rio de la Plata, 8.75% due 12/15/2003                 23,219,375    0.3

             Food/Dairy     USD   23,500,000  Mastellone Hermanos SA, 11.75% due 4/01/2008                18,330,000    0.3
             Products

             Government                       City of Buenos Aires:
             Obligations    ARS   16,150,000    10.50% due 5/28/2004                                      14,221,955    0.2
                            USD   12,700,000    11.25% due 4/11/2007 (i)                                  11,715,750    0.2
                                              Republic of Argentina (d)(k):
                            USD   14,304,000    7.375% due 3/31/2005 (h)                                  13,320,600    0.2
                            USD   15,000,000    Series L, 6.875% due 3/31/2023                            12,750,000    0.2
                                                                                                     ---------------  ------
                                                                                                          52,008,305    0.8

                                              Total Fixed-Income Securities in Argentina                  93,557,680    1.4


Brazil       Banking                          Banco Nacional de Desenvolvimiento Economico e Social:
                            USD    7,500,000    9% due 9/24/2007                                           6,375,000    0.1
                            USD   25,790,000    12.693% due 6/16/2008 (d)                                 23,180,052    0.3
                                                                                                     ---------------  ------
                                                                                                          29,555,052    0.4

             Government                       Republic of Brazil (k):
             Obligations    USD   31,500,000    Exit Bonds, 6% due 9/15/2013                              21,420,000    0.3
                            USD   10,000,000    Par Z, 6% due 4/15/2024 (d)                                6,362,500    0.1
                                                                                                     ---------------  ------
                                                                                                          27,782,500    0.4

             Industrial     USD    6,350,000  Camargo Correa, 8.75% due 7/22/2005                          6,151,562    0.1
                            USD   13,000,000  Globo Comunicacoes e Participacoes, Ltd., 10.625%
                                              due 12/05/2008 (i)                                          10,757,500    0.2
                                                                                                     ---------------  ------
                                                                                                          16,909,062    0.3

             Utilities      USD   32,250,000  Espirito Santo-Escelsa, 10% due 7/15/2007                   25,800,000    0.4

                                              Total Fixed-Income Securities in Brazil                    100,046,614    1.5


Cayman       Finance--      USD   49,250,000  Hutchison Whampoa Limited, 7.45% due 8/01/2017              43,980,250    0.6
Islands      Other

                                              Total Fixed-Income Securities in the
                                              Cayman Islands                                              43,980,250    0.6


Chile        Utilities--    USD   10,000,000  Edelnor, 7.75% due 3/15/2006                                 3,400,000    0.0
             Electric                         Empresa Electricidad del Norte:
                            USD   28,500,000    10.50% due 6/15/2005 (i)                                  12,255,000    0.2
                            USD   15,800,000    10.50% due 6/15/2005 (Regulation S)                        6,794,000    0.1

                                              Total Fixed-Income Securities in Chile                      22,449,000    0.3


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                           Currency     Face                                                                       Percent of
COUNTRY      Industries  Denomination  Amount         Fixed-Income Securities                            Value     Net Assets
China        Utilities--    USD   34,900,000  Huaneng Power International PLC, 1.75% due
             Electric                         5/21/2004 (Convertible Bonds)                          $    38,041,000    0.6%

                                              Total Fixed-Income Securities in China                      38,041,000    0.6


France       Real Estate    EUR   21,464,822  Societe Fonciere Lyonnaise SA, 4% due 10/31/2004
                                              (Convertible Bonds)                                         20,369,380    0.3

                                              Total Fixed-Income Securities in France                     20,369,380    0.3


Germany      Financial      EUR    5,000,000  General Electric Capital Corp., 3% due 2/08/2001             4,441,221    0.1
             Services

             Government     EUR   90,000,000  KFW International Finance, 3.125% due 7/16/2001             80,417,669    1.1
             Obligations

                                              Total Fixed-Income Securities in Germany                    84,858,890    1.2


Hong Kong    Multi-         USD   17,250,000  First Pacific Capital Corp., 2% due 3/27/2002
             Industry                         (Convertible Bonds)                                         18,975,000    0.3
                            USD   16,000,000  Hutchison Delta Finance, 7% due 11/08/2001
                                              (Convertible Bonds)                                         18,560,000    0.2
                            USD   14,650,000  Hutchison Whampoa Limited, 7.50% due 8/01/2027              13,023,850    0.2

                                              Total Fixed-Income Securities in Hong Kong                  50,558,850    0.7


Indonesia    Paper &        USD   10,650,000  APP Finance VII Mauritius, 3.50% due 4/30/2003
             Forest                           (Convertible Bonds)                                          8,307,000    0.1
             Products       USD   32,000,000  APP Global Finance V Ltd., 2% due 7/25/2000
                                              (Convertible Bonds) (i)                                     37,600,000    0.6

                                              Total Fixed-Income Securities in Indonesia                  45,907,000    0.7


Japan        Automotive   JPY    960,000,000  Fuji Heavy Industries, #4, 0.90% due 9/30/2003
                                              (Convertible Bonds)                                         15,073,976    0.2
                          CHF      1,400,000  Nissin Kogyo Co. Ltd., 0.125% due 3/31/2003
                                              (Convertible Bonds)                                          1,505,376    0.0
                          JPY  1,200,000,000  Toyoda Automatic Loom Works, #2, 0.35% due
                                              9/30/2003 (Convertible Bonds)                               13,213,047    0.2
                                                                                                     ---------------  ------
                                                                                                          29,792,399    0.4

             Banking      JPY  4,140,000,000  Fuji International Finance Trust, 0.25% due
                                              2/01/2002 (Convertible Preference Shares)                   30,262,318    0.4
                          USD     16,500,000  MBL International Finance (Bermuda), 3% due
                                              11/30/2002 (Convertible Bonds)                              17,490,000    0.3
                          JPY  1,879,000,000  Sumitomo Bank International Finance NV, 0.75%
                                              due 5/31/2001 (Convertible Bonds)                           19,863,590    0.3
                                                                                                     ---------------  ------
                                                                                                          67,615,908    1.0

             Beverages    JPY  1,762,000,000  Kinki Coca-Cola Bottling Co., Ltd., #1, 0.85%
                                              due 12/30/2003 (Convertible Bonds)                          17,363,220    0.2
                          JPY    582,000,000  Shikoku Coca-Cola Bottling Co., Ltd., #1, 2.40%
                                              due 3/29/2002 (Convertible Bonds)                            5,762,110    0.1
                                                                                                     ---------------  ------
                                                                                                          23,125,330    0.3

             Electrical   JPY  1,339,000,000  Matsushita Electric Works, Ltd., #9, 1% due
             Equipment                        11/30/2005 (Convertible Bonds)                              14,694,000    0.2

             Electronics  JPY    650,000,000  Matsushita Electric Industrial Company, Ltd., #5,
                                              1.30% due 3/29/2002 (Convertible Bonds)                     10,735,600    0.2

                                              Total Fixed-Income Securities in Japan                     145,963,237    2.1


Malaysia     Oil--Related                     Petroliam Nasional Berhad:
                            USD   69,725,000    7.75% due 8/15/2015 (i)                                   61,358,000    0.9
                            USD  103,314,000    7.625% due 10/15/2026                                     89,005,011    1.3
                                                                                                     ---------------  ------
                                                                                                         150,363,011    2.2

             Telecommuni-                     Telekom Malaysia Berhad:
             cations        USD   43,350,000    4% due 10/03/2004 (Convertible Bonds)                     37,822,875    0.5
                            USD   20,825,000    7.875% due 8/01/2025                                      18,263,525    0.3
                                                                                                     ---------------  ------
                                                                                                          56,086,400    0.8

                                              Total Fixed-Income Securities in Malaysia                  206,449,411    3.0


Mexico       Oil--Related   USD   10,150,000  Petroleos Mexicanos, 8.625% due 12/01/2023 (i)               8,830,500    0.1

                                              Total Fixed-Income Securities in Mexico                      8,830,500    0.1


Netherlands  Cable/                           United Pan-Europe Communications (b):
             Telecommuni-   USD      500,000    0/13.50% due 2/01/2010                                       242,500    0.0
             cations        USD   26,500,000    0/13.75% due 2/01/2010 (i)                                12,852,500    0.2

                                              Total Fixed-Income Securities in the Netherlands            13,095,000    0.2


New          Government     NZD   15,000,000  New Zealand Index Linked Notes, 4.50% due 2/14/2016          7,165,372    0.1
Zealand      Obligations

                                              Total Fixed-Income Securities in New Zealand                 7,165,372    0.1


Russia       Government     USD    5,900,000  City of St. Petersburg, 9.50% due 6/18/2002                  4,749,500    0.1
             Obligations    USD    4,200,000  Russian Federation, 8.75% due 7/24/2005 (i)                  3,018,750    0.0

                                                                                                           7,768,250    0.1
             Oil--Related   USD   13,250,000  Lukinter Finance, 3.50% due 5/06/2002 (Convertible
                                              Bonds)                                                      14,177,500    0.2
                                                                                                     ---------------  ------
                                              Total Fixed-Income Securities in Russia                     21,945,750    0.3


Singapore    Industrial     USD    7,250,000  Keppel Fels Energy and Infrastructure, 1.50% due
                                              5/02/2001 (Convertible Bonds)                                6,670,000    0.1


             Multi                            Keppel Corporation Limited (Redeemable Cumulative
             -Industry                        Convertible Preference Shares):
                            USD   15,200,000    2% due 8/12/2002 (i)                                      15,846,000    0.2
                            USD    1,300,000    2% due 8/12/2002 (Regulation S)                            1,355,250    0.0
                                                                                                     ---------------  ------
                                                                                                          17,201,250    0.2

             Telecommuni-   USD   13,600,000  Fullerton/Singapore Telecom, 0% due 4/02/2003
             cations                          (Convertible Bonds) (b)                                     13,820,320    0.2

                                              Total Fixed-Income Securities in Singapore                  37,691,570    0.5


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                           Currency     Face                                                                       Percent of
COUNTRY      Industries  Denomination  Amount         Fixed-Income Securities                            Value     Net Assets
South        Insurance      USD   35,050,000  Liberty Life International, 6.50% due 9/30/2004
Africa                                        (Convertible Bonds)                                    $    34,131,690    0.5%

                                              Total Fixed-Income Securities in South Africa               34,131,690    0.5


South        Banking                          Koram Bank Ltd. (Convertible Bonds):
Korea                       USD    1,500,000    0.25% due 8/26/2007 (i)                                    1,627,500    0.0
                            USD    5,750,000    0.25% due 8/26/2007 (Regulation S)                         6,238,750    0.1
                                                                                                     ---------------  ------
                                                                                                           7,866,250    0.1

             Energy Related                   Ssangyong Oil Refining Co.:
                            USD    9,755,000    3% due 12/31/2004 (Convertible Bonds)                      6,535,850    0.1
                            USD   13,190,000    3.75% due 12/31/2008                                      15,168,500    0.2
                                                                                                     ---------------  ------
                                                                                                          21,704,350    0.3

             Utilities--    USD   17,750,000  Korea Electric Power Corp., 5% due 8/01/2001
             Electric                         (Convertible Bonds)                                         17,306,250    0.3

                                              Total Fixed-Income Securities in South Korea                46,876,850    0.7


Thailand     Metals         USD   32,669,348  NSM Steel Inc., 12% due 2/01/2006 (f)(i)                     1,633,467    0.0
             --Steel

                                              Total Fixed-Income Securities in Thailand                    1,633,467    0.0


United       Finance        USD    2,750,000  Swiss Life Finance, 2% due 5/20/2005                         2,667,500    0.0
Kingdom
             Government     EUR   20,750,000  United Kingdom, 4.25% due 1/29/2001                         18,903,802    0.3
             Obligations

             Real Estate    GBP   12,250,000  Liberty International PLC, 5.50% due 4/30/2009
                                              (Convertible Bonds)                                         18,210,360    0.3

             Supranational  EUR    5,000,000  European Investment Bank, 6% due 4/04/2001                   4,615,735    0.1

             Telecommuni-   USD   23,200,000  International Cabletel, Inc., 0/11.50% due
             cations                          2/01/2006 (b)                                               21,576,000    0.3
                            GBP   14,250,000  NTL Incorporated, 0/10.75% due 4/01/2008 (b)                14,493,960    0.2
                                                                                                     ---------------  ------
                                                                                                          36,069,960    0.5

                                              Total Fixed-Income Securities in the United Kingdom         80,467,357    1.2


United       Airlines       USD   14,000,000  Trans World Airlines, 11.375% due 3/01/2006                  3,780,000    0.1
States
             Electronics    USD   10,250,000  Mosel Vitelic Inc., 1% due 2/02/2005 (i)                    11,685,000    0.2

             Finance        USD    2,250,000  Bell Atlantic Financial, 5.75% due 4/01/2003                 2,272,500    0.0
                            USD   50,000,000  Beta Finance Corp., 0.20% due 5/27/2000 (i)                 49,760,000    0.7
                            USD   28,750,000  KFW International Finance, 7.125% due 2/15/2005             28,563,125    0.4
                            USD    2,750,000  Swiss Re America Corp, 2.25% due 6/10/2004                   2,571,250    0.1
                                                                                                     ---------------  ------
                                                                                                          83,166,875    1.2

             Finance        USD   50,000,000  CC (USA) Inc., 0% due 9/14/2001 (l)                         49,185,000    0.7
             --Other

             Financial      EUR    8,000,000  General Electric Capital Corporation, 3.75% due
             Services                         9/21/2001                                                    7,199,999    0.1
                            USD    1,700,000  Hawthorne Financial Corp., 12.50% due 12/31/2004             1,547,000    0.0
                            USD    3,445,000  Ugly Duckling Corporation, 12% due 10/15/2003                3,100,500    0.1
                                                                                                     ---------------  ------
                                                                                                          11,847,499    0.2

             Food &         USD   15,000,000  Tom's Foods Inc., 10.50% due 11/01/2004                     12,750,000    0.2
             Beverage

             Healthcare     USD   17,450,000  American Retirement Corp., 5.75% due 10/01/2002
                                              (Convertible Bonds)                                         11,342,500    0.2

             Industrial     USD   25,000,000  CTI Holdings SA, 0/11.50% due 4/15/2008 (b)                 15,375,000    0.2

             Real Estate                      Security Capital U.S. Realty (Convertible Bonds):
                            USD   53,100,000    2% due 5/22/2003 (i)                                      40,024,125    0.6
                            USD    3,650,000    2% due 5/22/2003 (Regulation S)                            2,751,187    0.0
                                                                                                     ---------------  ------
                                                                                                          42,775,312    0.6

             Real Estate    USD   25,500,000  Alexander Haagen Properties, Inc., 7.25% due
             Investment                       12/27/2003 (Exchangeable Debentures)                        24,225,000    0.4
             Trusts                           HRPT Properties Trust (Convertible Bonds):
                            USD   40,000,000    7.25% due 10/01/2001                                      37,900,000    0.5
                            USD   15,000,000    7.50% due 10/01/2003                                      13,575,000    0.2
                            USD    4,500,000  Healthcare Realty Trust, Inc., 6.55% due 3/14/2002
                                              (Convertible Bonds)                                          3,780,000    0.1
                                              LTC Properties, Inc. (Convertible Bonds):
                            USD    8,000,000    8.50% due 1/01/2001                                        6,960,000    0.1
                            USD    3,700,000    8.25% due 7/01/2001                                        2,923,000    0.0
                            USD   25,000,000  Leperq Corporate Income Fund, 8% due 3/17/2004
                                              (Exchangeable Secured Notes) (i)                            23,750,000    0.3
                            USD   27,000,000  Malan Realty Investors, Inc., 8.50% due 7/15/2003
                                              (Convertible Bonds) (i)                                     23,220,000    0.3
                            USD    5,000,000  Mid-Atlantic Realty Trust, 7.625% due 9/15/2003
                                              (Convertible Bonds)                                          4,625,000    0.1
                                              National Health Investors, Inc. (Convertible Bonds):
                            USD   22,000,000    7.75% due 1/01/2001                                       19,580,000    0.3
                            USD    4,500,000    7% due 2/01/2004                                           2,767,500    0.0
                            USD   27,800,000  Omega Healthcare Investors, Inc., 8.50% due
                                              2/01/2001 (Convertible Bonds)                               19,738,000    0.3
                            USD    5,500,000  Sizeler Property Investors, Inc., 8% due 7/15/2003
                                              (Convertible Bonds)                                          4,895,000    0.1
                                                                                                     ---------------  ------
                                                                                                         187,938,500    2.7

             Steel          USD    8,500,000  Republic Technologies, 13.75% due 7/15/2009 (m)              2,125,000    0.0

             Telecommuni-                     CellNet Data Systems, Inc.:
             cations        USD    2,600,000    15% due 5/16/2000                                          2,600,000    0.0
                            USD    3,172,000    15% due 5/16/2000 (l)                                      3,172,000    0.0
                            USD  120,363,000    0/14% due 10/01/2007 (b)                                   9,629,040    0.2
                                              Centennial Communication Corporation (b):
                            USD   40,000,000    0/14% due 1/01/2005                                       14,400,000    0.2
                            USD   11,925,186    0/9% due 7/01/2006 (l)                                     5,366,334    0.1
                            USD  132,057,412  Metromedia International Group, 0/10.50% due
                                              9/30/2007 (b)                                               62,066,984    0.9
                            USD   14,250,000  Metricom Inc., 13% due 2/15/2010                            11,400,000    0.2
                            USD   32,032,000  USN Communications, Inc., 0/14.625% due
                                              8/15/2004 (b)(f)(i)                                          2,402,400    0.0
                            USD   21,500,000  United International Holdings, 0/10.75% due
                                              2/15/2008 (b)(e)                                            13,975,000    0.2
                            USD   17,000,000  United USN Inc., 0/14% due 9/15/2003 (b)(f)(g)(i)            1,275,000    0.0
                                                                                                     ---------------  ------
                                                                                                         126,286,758    1.8

             US             USD  143,000,000  US Treasury Inflation Indexed Notes, 3.375% due
             Government                       1/15/2007 (c)                                              147,480,401    2.1
             Obligations

                                              Total Fixed-Income Securities in the United States         705,737,845   10.2

                                              Total Investments in Fixed-Income Securities
                                              (Cost--$1,946,412,512)                                   1,809,756,713   26.2

                                              Total Long-Term Investments (Cost--$6,065,592,566)       5,988,613,708   86.7


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                           Currency     Face                                                                       Percent of
COUNTRY      Industries  Denomination  Amount         Fixed-Income Securities                            Value     Net Assets
United       Commercial     USD   47,781,000  The CIT Group Holdings, Inc., 6.05% due 5/01/2000      $    47,764,940    0.7%
States       Paper**        USD   18,000,000  CSW Credit Inc., 6.01% due 5/02/2000                        17,990,985    0.3
                            USD   30,000,000  Goldman Sachs Group, Inc., 6.02% due 5/25/2000              29,869,567    0.4
                            USD   10,000,000  Metropolitan Life Insurance Company, 6.02% due
                                              5/01/2000                                                    9,996,656    0.1

                                              Total Investments in Short-Term Securities
                                              (Cost--$105,622,148)                                       105,622,148    1.5


OPTIONS                         Nominal Value
PURCHASED                     Covered by Options               Issue

             Call Options             13,300  Standard & Poor's 500 Index, expiring December 2000
             Purchased                        at USD 1500                                                  1,822,100    0.0

                                              Total Options Purchased (Premiums Paid--$1,242,220)          1,822,100    0.0

                                              Total Investments (Cost--$6,172,456,934)                 6,096,057,956   88.2


OPTIONS
WRITTEN

             Call                    200,000  Unum Provident Corporation, expiring September
             Options Written                  2000 at USD 20                                               (512,500)    0.0

                                              Total Options Written (Premiums Received--$437,733)          (512,500)    0.0


             Total Investments, Net of Options Written (Cost--$6,172,019,201)                          6,095,545,456   88.2

             Foreign Time Deposits*                                                                      544,640,968    7.9

             Variation Margin on Financial Futures Contracts***                                              785,191    0.0

             Unrealized Appreciation on Forward Foreign Exchange Contracts--Net****                       20,637,953    0.3

             Other Assets Less Liabilities                                                               247,062,143    3.6
                                                                                                     ---------------  ------
             Net Assets                                                                              $ 6,908,671,711  100.0%
                                                                                                     ===============  ======



  ++American Depositary Receipts (ADR).
++++Global Depositary Receipts (GDR).
   *Foreign time deposits bear interest at 3.59%, 3.55%, 3.78% and 3.71% and mature on 5/05/2000, 5/12/2000, 5/12/2000 and 5/19/2000, respectively.
  **Commercial Paper is traded on a discount basis. The interest rates shown reflect the discount rates paid at April 30, 2000.
 ***Financial futures contracts purchased as of April 30, 2000 were as follows:

    Number of                          Expiration
    Contracts    Issue      Exchange      Date            Value

       285     Nikkei 225    OSAKA      June 2000     $ 47,730,743
                                                      ------------
    Total Financial Futures Contracts Purchased
    (Total Contract Price--$52,199,399)               $ 47,730,743
                                                      ============

    Financial futures contracts sold as of April 30, 2000 were as follows:

    Number of                         Expiration
    Contracts    Issue      Exchange     Date            Value

       170      Japanese
            Government Bond  Tokyo      June 2000     $208,262,781

       195   Standard & Poor's
               500 Index      NYSE      June 2000       71,175,000
                                                      ------------
    Total Financial Futures Contracts Sold
    (Total Contract Price--$275,862,744)              $279,437,781
                                                      ============


****Forward foreign exchange contracts as of April 30, 2000 were as follows:

    Foreign                      Expiration            Unrealized
    Currency Sold                   Date              Appreciation

    CHF       40,000,000        June 2000             $    881,297
    GBP       68,000,000         May 2000                1,449,745
    GBP       45,000,000        June 2000                  600,440
    JPY   51,300,000,000         May 2000               12,031,265
    JPY   20,350,000,000        June 2000                5,317,156
    SEK      110,000,000         May 2000                  358,050
                                                     -------------
    Total Unrealized Appreciation on Forward
    Foreign Exchange Contracts--Net
    (USD Commitment--$898,374,383)                   $  20,637,953
                                                     =============

 (a)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds and are non-income producing.
    The purchase price and number of shares of stock/face amount of bonds are subject to adjustment under certain conditions until the expiration date.
 (b)Represents a zero coupon or step bond. The interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
 (c)All or a portion of security held as collateral in connection with open financial futures contracts.
 (d)Floating rate note.
 (e)Each $1,000 face amount contains one warrant of United
    International Holdings.
 (f)Non-income producing security.
 (g)Each $1,000 face amount contains one warrant of United USN Inc.
 (h)Subject to principal paydowns as result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be less than the original maturity.
 (i)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (j)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company
    Act of 1940) are as follows:


                                          Net Share         Net        Dividend
    Industry         Affiliate             Activity         Cost        Income

    Real Estate     Anthracite
       Investment      Capital, Inc.
       Trusts                                 --             --       $ 572,141
    Healthcare      Beverly Enterprises,
       Services        Inc.               3,759,800     $11,658,698          ++
    Textiles        Burlington Industries,
                       Inc.               1,213,400       4,652,853          ++
    Electronics     Checkpoint
                       Systems, Inc.          --         (1,163,801)         ++
    Forest          Deltic
       Products        Timber
                       Corporation          318,400       7,023,904      61,150
    Tobacco         DIMON
                       Incorporated       1,126,200       3,113,756     236,075
    Utilities--     El Paso Electric
       Electric        Company             (437,285)     (2,295,746)         ++
    Telecommuni-    General
       cations         Communication,
                       Inc. (Class A)         --             --              ++
    Business Data   Information
       Services     Resources, Inc.           --             --              ++
    Real Estate
       Investment
       Trusts       Meditrust
                      Companies             5,726,400      23,047,777   2,120,600
    Insurance       Risk Capital
                       Holdings, Inc.        (181,100)     (3,591,712)       ++
    Telecommuni-    Rogers Cantel
       cations         Mobile
                       Communications
                       Inc. 'B'               --             --              ++
    Telecommuni-    Rogers Cantel
       cations         Mobile
                       Communications
                       Inc. 'B' (USD)        (579,600)    (10,073,680)       ++
    Gaming          Scientific Games
                       Holdings Corp.         --             --              ++
    Real Estate     Security Capital
                       Group
                       Incorporated
                       (Class A)               15,200       9,443,000        ++
    Real Estate     Security Capital
                       Group
                       Incorporated
                       (Class B)              189,200       2,282,947        ++


  ++Non-income producing security.
 (k)Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
 (l)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $68,723,000, representing 1.0% of net assets.


                                   Acquisition
    Issue                            Date(s)            Cost          Value

    CC (USA) Inc., 0% due
       9/14/2001                    12/21/1999      $ 50,000,000   $ 49,185,000
    CellNet Data Systems, Inc.,
       15% due 5/16/2000            12/02/1999         3,172,000      3,172,000
    Centennial Communication
       Corporation, 0/9% due
       7/01/2006                    1/13/1998         11,775,970      5,366,334
    Diva Systems Corp.              7/17/1996-
       (Convertible, Series C)      8/22/1996          8,410,000     11,000,000
                                                    ------------   ------------
    Total                                           $ 73,357,970   $ 68,723,334
                                                    ============   ============


 (m)Each $1,000 face amount contains one warrant of Republic
    Technologies.
 (n)Geotek Communications, Inc. reorganized as a result of Chapter 11
    Bankruptcy. As a result, each holder will receive its pro-rata share of Units of Beneficial Interest in the Liquidating Trust of Geotek
    Communications, Inc.

    See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


STATEMENT OF ASSETS AND LIABILITIES
                    As of April 30, 2000
Assets:             Investments, at value (identified cost--$6,171,214,714)                              $ 6,094,235,856
                    Put options purchased, at value (cost--$1,242,220)                                         1,822,100
                    Unrealized appreciation on forward foreign exchange contracts                             20,637,953
                    Foreign cash                                                                             246,710,489
                    Foreign time deposits                                                                    544,640,968
                    Receivables:
                      Securities sold                                                  $   48,794,296
                      Interest                                                             26,149,656
                      Dividends                                                            14,189,629
                      Capital shares sold                                                  11,306,410
                      Variation margin                                                        785,191
                      Principal paydowns                                                      600,242
                      Options written                                                         293,593        102,119,017
                                                                                       --------------
                    Prepaid registration fees and other assets                                                 1,911,601
                                                                                                          --------------
                    Total assets                                                                           7,012,077,984
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$437,733)                                      512,500
                    Payables:
                      Securities purchased                                                 65,573,998
                      Capital shares redeemed                                              21,750,956
                      Investment adviser                                                    3,771,437
                      Distributor                                                           3,656,399
                      Custodian bank                                                        3,137,808         97,890,598
                                                                                       --------------
                    Accrued expenses and other liabilities                                                     5,003,175
                                                                                                          --------------
                    Total liabilities                                                                        103,406,273
                                                                                                          --------------

Net Assets:         Net assets                                                                            $6,908,671,711
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         450,000,000 shares authorized                                                         $    9,049,562
                    Class B Shares of Common Stock, $.10 par value,
                    2,000,000,000 shares authorized                                                           29,672,570
                    Class C Shares of Common Stock, $.10 par value,
                    200,000,000 shares authorized                                                              2,281,756
                    Class D Shares of Common Stock, $.10 par value,
                    900,000,000 shares authorized                                                              9,070,481
                    Paid-in capital in excess of par                                                       6,367,660,102
                    Undistributed investment income--net                                                      16,046,376
                    Undistributed realized capital gains on investments
                    and foreign currency transactions--net                                                   573,392,193
                    Unrealized depreciation on investments and foreign
                    currency transactions--net                                                               (98,501,329)
                                                                                                          --------------
                    Net assets                                                                            $6,908,671,711
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $1,266,051,191 and
Value:                       90,495,622 shares outstanding                                                $        13.99
                                                                                                          ==============
                    Class B--Based on net assets of $4,068,118,043 and
                             296,725,702 shares outstanding                                               $        13.71
                                                                                                          ==============
                    Class C--Based on net assets of $308,114,867 and
                             22,817,564 shares outstanding                                                $        13.50
                                                                                                          ==============
                    Class D--Based on net assets of $1,266,387,610 and
                             90,704,812 shares outstanding                                                $        13.96
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2000
Investment          Interest and discount earned (net of $18,703 foreign
Income:             withholding tax)                                                                      $  127,554,512
                    Dividends (net of $2,306,205 foreign withholding tax)                                     41,823,538
                    Other                                                                                         58,202
                                                                                                          --------------
                    Total income                                                                             169,436,252
                                                                                                          --------------

Expenses:           Investment advisory fees                                           $   27,008,323
                    Account maintenance and distribution fees--Class B                     21,684,699
                    Transfer agent fees--Class B                                            3,956,659
                    Account maintenance and distribution fees--Class C                      1,593,089
                    Account maintenance fees--Class D                                       1,556,108
                    Transfer agent fees--Class A                                            1,064,339
                    Custodian fees                                                          1,055,100
                    Transfer agent fees--Class D                                            1,018,173
                    Transfer agent fees--Class C                                              305,120
                    Accounting services                                                       198,057
                    Printing and shareholder reports                                          122,197
                    Professional fees                                                         112,015
                    Pricing fees                                                               66,081
                    Registration fees                                                          56,875
                    Directors' fees and expenses                                               20,066
                    Other                                                                      43,039
                                                                                       --------------
                    Total expenses before reimbursement                                    59,859,940
                    Reimbursement of expenses                                              (1,736,446)
                                                                                       --------------
                    Total expenses after reimbursement                                                        58,123,494
                                                                                                          --------------
                    Investment income--net                                                                   111,312,758
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                    625,201,209
Gain (Loss) on        Foreign currency transactions--net                                  (50,024,185)       575,177,024
Investments &                                                                          --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                   (315,229,565)
                      Foreign currency transactions--net                                    8,641,554       (306,588,011)
                                                                                       --------------     --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  379,901,771
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                       For the Six          For the
                                                                                       Months Ended        Year Ended
                                                                                        April 30,         October 31,
                    Increase (Decrease) in Net Assets:                                     2000               1999
Operations:         Investment income--net                                             $  111,312,758    $   337,589,612
                    Realized gain on investments and foreign currency
                    transactions--net                                                     575,177,024        609,909,185
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                               (306,588,011)       923,750,972
                                                                                       --------------     --------------
                    Net increase in net assets resulting from operations                  379,901,771      1,871,249,769
                                                                                       --------------     --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                             (40,186,139)       (57,727,266)
Shareholders:         Class B                                                            (115,233,135)      (162,008,358)
                      Class C                                                              (8,469,717)       (11,648,684)
                      Class D                                                             (36,732,531)       (48,673,340)
                    Realized gain on investments--net:
                      Class A                                                             (98,577,261)      (112,720,460)
                      Class B                                                            (340,791,661)      (494,148,058)
                      Class C                                                             (24,950,070)       (36,790,295)
                      Class D                                                             (93,915,528)       (99,226,016)
                                                                                       --------------     --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                        (758,856,042)    (1,022,942,477)
                                                                                       --------------     --------------

Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                          (65,537,082)    (3,573,473,024)
                                                                                       --------------     --------------

Net Assets:         Total decrease in net assets                                         (444,491,353)    (2,725,165,732)
                    Beginning of period                                                 7,353,163,064     10,078,328,796
                                                                                       --------------     --------------
                    End of period*                                                     $6,908,671,711     $7,353,163,064
                                                                                       ==============     ==============

                   *Undistributed investment income--net                               $   16,046,376     $  105,355,140
                                                                                       ==============     ==============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                     Class A++
                                                            For the Six
The following per share data and ratios have been derived   Months Ended
from information provided in the financial statements.       April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        2000         1999        1998        1997         1996
Per Share           Net asset value, beginning of
Operating           period                                   $    14.79  $    13.25  $    15.92  $    15.17   $    14.21
Performance:                                                 ----------  ----------  ----------  ----------   ----------
                    Investment income--net                          .27         .67         .67         .71          .78
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                               .52        2.53       (1.28)       1.57         1.59
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .79        3.20        (.61)       2.28         2.37
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.46)       (.61)       (.86)       (.88)        (.98)
                      Realized gain on investments--net           (1.13)      (1.05)      (1.20)       (.65)        (.43)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (1.59)      (1.66)      (2.06)      (1.53)       (1.41)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    13.99  $    14.79  $    13.25  $    15.92   $    15.17
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            5.73%+++   26.30%      (4.43%)     16.08%       17.81%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement                 .91%*       .91%        .84%        .83%         .86%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses                                       .96%*       .97%        .93%        .91%         .93%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        3.79%*      4.86%       4.62%       4.64%        5.31%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $1,266,051  $1,305,473  $1,513,999  $2,132,254   $1,841,974
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                          120.22%      26.95%      49.67%      55.42%       51.26%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


FINANCIAL HIGHLIGHTS (continued)
                                                                                     Class B++
                                                           For the Six
The following per share data and ratios have been derived  Months Ended
from information provided in the financial statements.      April 30,            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                        2000         1999        1998         1997         1996
Per Share           Net asset value, beginning of period     $    14.52  $    13.01  $    15.65  $    14.95   $    14.01
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .19         .52         .52         .55          .62
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                               .51        2.49       (1.26)       1.52         1.59
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .70        3.01        (.74)       2.07         2.21
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.38)       (.45)       (.70)       (.72)        (.84)
                      Realized gain on investments--net           (1.13)      (1.05)      (1.20)       (.65)        (.43)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (1.51)      (1.50)      (1.90)      (1.37)       (1.27)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    13.71  $    14.52  $    13.01  $    15.65   $    14.95
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            5.17%+++   25.08%      (5.37%)     14.82%       16.71%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement                1.93%*      1.94%       1.86%       1.85%        1.87%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses                                      1.97%*      1.99%       1.95%       1.93%        1.95%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        2.76%*      3.84%       3.60%       3.62%        4.29%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $4,068,118  $4,496,037  $6,743,780  $9,879,603   $8,660,279
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                          120.22%      26.95%      49.67%      55.42%       51.26%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                                                                                          Class C++
                                                            For the Six
The following per share data and ratios have been derived   Months Ended
from information provided in the financial statements.        April 30,     For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2000        1999        1998       1997       1996
Per Share           Net asset value, beginning of period     $    14.33  $    12.86  $    15.50  $    14.83   $    13.94
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .19         .51         .51         .54          .61
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                               .49        2.46       (1.24)       1.52         1.58
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .68        2.97        (.73)       2.06         2.19
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.38)       (.45)       (.71)       (.74)        (.87)
                      Realized gain on investments--net           (1.13)      (1.05)      (1.20)       (.65)        (.43)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (1.51)      (1.50)      (1.91)      (1.39)       (1.30)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    13.50  $    14.33  $    12.86  $    15.50   $    14.83
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            5.11%+++   25.05%      (5.38%)     14.84%       16.68%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement                1.93%*      1.95%       1.88%       1.86%        1.88%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses                                      1.98%*      2.01%       1.96%       1.94%        1.95%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        2.76%*      3.84%       3.61%       3.60%        4.24%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $  308,115  $  322,238  $  503,556  $  671,467   $  385,753
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                          120.22%      26.95%      49.67%      55.42%       51.26%
                                                             ==========  ==========  ==========  ==========   ==========



                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000

FINANCIAL HIGHLIGHTS (concluded)
                                                                                        Class D++
                                                             For the Six
The following per share data and ratios have been derived    Months Ended
from information provided in the financial statements.        April 30,          For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2000         1999      1998         1997       1996
Per Share           Net asset value, beginning of period     $    14.77  $    13.23  $    15.89  $    15.15   $    14.19
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .25         .64         .64         .68          .77
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                               .51        2.52       (1.28)       1.55         1.57
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .76        3.16        (.64)       2.23         2.34
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.44)       (.57)       (.82)       (.84)        (.95)
                      Realized gain on investments--net           (1.13)      (1.05)      (1.20)       (.65)        (.43)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (1.57)      (1.62)      (2.02)      (1.49)       (1.38)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    13.96  $    14.77  $    13.23  $    15.89   $    15.15
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            5.53%+++   26.01%      (4.63%)     15.76%       17.59%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement                1.16%*      1.16%       1.10%       1.08%        1.10%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses                                      1.21%*      1.21%       1.18%       1.16%        1.18%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        3.54%*      4.61%       4.40%       4.38%        5.04%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $1,266,388  $1,229,415  $1,316,994  $1,479,711   $1,044,136
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                          120.22%      26.95%      49.67%      55.42%       51.26%
                                                             ==========  ==========  ==========  ==========   ==========



                   *Annualized
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(j) Custodian bank--The Fund recorded an amount payable to the Custodian bank reflecting an overnight overdraft resulting from a failed trade, which settled the next day.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from .70% to .65% for average daily net assets in excess of $5 billion, from .65% to
 .625% for average daily net assets in excess of $7.5 billion, and from .625% to .60% for average daily net assets in excess of $10 billion. For the six months ended April 30, 2000, MLAM earned fees of $27,008,323, of which $1,736,446 was voluntarily waived. MLAM has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee computed at the rate of .10% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the six months ended April 30, 2000, MLAM paid MLAM U.K. a fee of $5,563,185 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                       Account      Distribution
                                   Maintenance Fee       Fee

Class B                                  .25%             .75%

Class C                                  .25%             .75%
Class D                                  .25%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended April 30, 2000, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             MLFD      MLPF&S

Class A                    $ 2,493    $ 31,353
Class D                    $11,733    $163,843

For the six months ended April 30, 2000, MLPF&S received contingent deferred sales charges of $1,933,324 and $18,532 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $905 and $506 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $316,107 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2000.

For the six months ended April 30, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $13 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $8,386,416,968 and $9,060,248,887, respectively.

Net realized gains (losses) for the six months ended April 30, 2000 and net unrealized gains (losses) as of April 30, 2000 were as follows:

                                            Realized            Unrealized
                                         Gains (Losses)       Gains (Losses)

Long-term investments                      $ 617,250,350     $  (76,978,858)
Short-term investments                            (9,347)                --
Options purchased                                     --            579,880
Options written                                  293,593            (74,767)
Financial futures contracts                    7,666,613         (8,043,693)
Forward foreign exchange contracts            23,643,150         20,637,953
Foreign currency transactions                (73,667,335)       (34,621,844)
                                          --------------     --------------
Total                                     $  575,177,024     $  (98,501,329)
                                          ==============     ==============



Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


As of April 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $76,473,745, of which $967,662,252 related to appreciated securities and $1,044,135,997 related to depreciated securities. At April 30, 2000, the aggregate cost of investments, including investment options, for Federal income tax purposes was $6,172,019,201.

Transactions in call options written for the six months ended April 30, 2000 were as follows:

                                  Nominal Value   Premiums
                                     Covered      Received

Outstanding call options written,
beginning of period                        --             --
Options written                       317,727   $    731,326
Options expired                      (117,727)      (293,593)
                                  -----------   ------------
Outstanding call options written,
end of period                         200,000   $    437,733
                                  ===========   ============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $65,537,082 and $3,573,473,024 for the six months ended April
30, 2000 and the year ended October 31, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                           Dollar
April 30, 2000                            Shares           Amount

Shares sold                              7,983,617    $  112,762,680
Shares issued to shareholders in
reinvestment of dividends and
distributions                            9,473,632       127,799,296
                                     -------------    --------------
Total issued                            17,457,249       240,561,976
Shares redeemed                        (15,201,000)     (214,010,091)
                                     -------------    --------------
Net increase                             2,256,249    $   26,551,885
                                     =============    ==============


Class A Shares for the
Year Ended                                                 Dollar
October 31, 1999                          Shares           Amount

Shares sold                             12,530,177    $  175,810,684
Shares issued to shareholders in
reinvestment of dividends and
distributions                           12,137,132       155,646,841
                                     -------------    --------------
Total issued                            24,667,309       331,457,525
Shares redeemed                        (50,661,390)     (688,089,821)
                                     -------------    --------------
Net decrease                           (25,994,081)   $ (356,632,296)
                                     =============    ==============


Class B Shares for the
Six Months Ended                                           Dollar
April 30, 2000                            Shares           Amount

Shares sold                             12,255,973    $  170,313,874
Shares issued to shareholders in
reinvestment of dividends and
distributions                           29,174,141       387,140,852
                                     -------------    --------------
Total issued                            41,430,114       557,454,726
Automatic conversion of shares          (7,033,012)      (98,040,264)
Shares redeemed                        (47,307,994)     (655,071,442)
                                     -------------    --------------
Net decrease                           (12,910,892)   $ (195,656,980)
                                     =============    ==============


Class B Shares for the
Year Ended                                                 Dollar
October 31, 1999                          Shares           Amount

Shares sold                             24,632,963    $  336,673,892
Shares issued to shareholders in
reinvestment of dividends and
distributions                           44,920,983       562,403,690
                                     -------------    --------------
Total issued                            69,553,946       899,077,582
Automatic conversion of shares         (13,301,061)     (182,957,856)
Shares redeemed                       (264,775,335)   (3,496,502,022)
                                     -------------    --------------
Net decrease                          (208,522,450)  $(2,780,382,296)
                                     =============    ==============


Class C Shares for the
Six Months Ended                                           Dollar
April 30, 2000                            Shares           Amount

Shares sold                              1,884,425    $   25,683,948
Shares issued to shareholders in
reinvestment of dividends and
distributions                            2,182,038        28,519,237
                                     -------------    --------------
Total issued                             4,066,463        54,203,185
Shares redeemed                         (3,742,080)      (51,133,469)
                                     -------------    --------------
Net increase                               324,383    $    3,069,716
                                     =============    ==============


Class C Shares for the
Year Ended                                                 Dollar
October 31, 1999                          Shares           Amount

Shares sold                              2,256,896    $   30,629,684
Shares issued to shareholders in
reinvestment of dividends and
distributions                            3,391,680        41,849,550
                                     -------------    --------------
Total issued                             5,648,576        72,479,234
Shares redeemed                        (22,315,085)     (290,085,046)
                                     -------------    --------------
Net decrease                           (16,666,509)   $ (217,605,812)
                                     =============    ==============


Class D Shares for the
Six Months Ended                                           Dollar
April 30, 2000                            Shares           Amount

Shares sold                              6,023,444    $   85,271,778
Automatic conversion of shares           6,914,502        98,040,264
Shares issued to shareholders in
reinvestment of dividends and
distributions                            8,442,141       113,800,063
                                     -------------    --------------
Total issued                            21,380,087       297,112,105
Shares redeemed                        (13,935,999)     (196,613,808)
                                     -------------    --------------
Net increase                             7,444,088    $  100,498,297
                                     =============    ==============


Class D Shares for the
Year Ended                                                 Dollar
October 31, 1999                          Shares           Amount

Shares sold                              7,993,663    $  111,583,389
Automatic conversion of shares          13,089,544       182,957,856
Shares issued to shareholders in
reinvestment of dividends and
distributions                           10,005,348       128,232,463
                                     -------------    --------------
Total issued                            31,088,555       422,773,708
Shares redeemed                        (47,370,107)     (641,626,328)
                                     -------------    --------------
Net decrease                           (16,281,552)   $ (218,852,620)
                                     =============    ==============


5. Commitments:
At April 30, 2000, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $23,058,000 and $1,998,000, respectively.

6. Reorganization Plan:
On January 22, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc. and the Global Opportunity Portfolio of The Asset Program, Inc. in exchange for newly issued shares of the Fund. These Funds are registered, diversified, open-end management investment companies. All four entities have similar investment objectives and are managed by MLAM, except for the Global Opportunity Portfolio, which is managed by Fund Asset Management, L.P., an affiliate of MLAM.


Merrill Lynch Global Allocation Fund, Inc., April 30, 2000


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Bryan N. Ison, Senior Vice President and Portfolio Manager
Dennis W. Stattman, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch Global Allocation Fund, Inc., have recently retired. The Fund's Board of
Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.